Basis of Presentation and Summary of Significant Accounting Policies (FY) - Cash, Cash Equivalents and Restricted Cash and Cash Equivalents (Details) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025	Jun. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
Accounting Policies [Abstract]
Cash and cash equivalents	$ 21,987	$ 57,050	$ 77,596	$ 110,995
Restricted cash and cash equivalents	0	901	895	1,220
Cash, cash equivalents and restricted cash	$ 21,987	$ 57,951	$ 78,491	$ 112,215	$ 155,577